EXHIBIT 10.17

                             FIRST AMENDMENT TO THE
                     CLUBCORP EMPLOYEE STOCK OWNERSHIP PLAN
                                     AND
                CLUBCORP EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT

     Amendment made effective January 27, 1999, by ClubCorp, Inc., a Delaware corporation, formerly ClubCorp International, Inc., (the Company").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     Whereas,    the Company established the ClubCorp Stock Investment Plan (the
"Prior  Plan")  and the ClubCorp Stock Investment Trust (the "Prior Trust"); and

     WHEREAS, the Company amended and restated the Prior Plan and Prior Trust, effective January 1, 1999, as the ClubCorp Employee Stock Ownership Plan
("ESOP") and the ClubCorp Employee Stock Ownership Trust Agreement, respectively; and

     WHEREAS, effective January 27, 1999, the Company changed its name from ClubCorp International, Inc. to ClubCorp, Inc.; and

     WHEREAS, the Company now desires to amend the ESOP to change the name of the Company, as defined therein, from ClubCorp International, Inc. to ClubCorp, Inc. effective as of the date the Company changed its name; and

     WHEREAS, the ESOP may be amended by the Company pursuant to the provisions of Article 15 of the ESOP, and the company desires to amend the ESOP.

     NOW, THEREFORE, the ESOP is amended as follows, effective as set forth above:

     1. All references to the name of the Corporation and its state of incorporation, as "Club Corporation International, a Nevada corporation" in each and every place it may appear in the Plan are deleted, and "ClubCorp, Inc., a Delaware corporation" is substituted in each place where "Club Corporation International, a Nevada corporation" is deleted.

     2. Existing Section 2.10 is deleted in its entirety, and the following is substituted in its place:

          "2.10"  "Company"  means  ClubCorp,  Inc.,  or  its  successor."

     IN WITNESS WHEREOF, ClubCorp, Inc., acting by and through its duly authorized officer, has executed this document on this 26th day of February, 1999.

CLUBCORP, INC., a Delaware corporation

By:    /s/Kim S. Besse
Its: